UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 1, 2024 (January 29, 2024)

Point of Care Nano- Technology, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-56356	27-2830681
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

109 AmberSweet Way, Davenport, FL, 33897
(Address of principal executive offices)

(732) 723-7395
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01.	Changes in Registrant’s Certifying Accountants.
(a)	Dismissal of Independent Registered Public Accounting Firm.

On January 31, 2024, Point of Care Nano-Technology, Inc. (the “Company”) dismissed K.R. Margetson LTD. (“KRM”) as the Company’s independent registered public accounting firm, which dismissal was approved by the Company’s Board of Directors. The decision to dismiss the Company’s independent registered public accounting firm was the direct result of an order (the “Order”) of the Public Company Accounting Oversight Board (the “PCAOB”) dated September 12, 2023, (PCAOB Release No. 105-2023-023), revoking KRM’s PCAOB registration. The Company received notice of KRM’s PCAOB registration revocation from the Securities and Exchange Commission (the “SEC”) via a letter from the SEC to the Company dated January 29, 2024.

The audit reports of KRM on the financial statements of the Company for the years ended July 31, 2022 and July 31, 2021 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that KRM’s report dated October 24, 2022, on the Company’s financial statements as of and for the fiscal year ended July 31, 2022, and its report dated October *, 2021, on the Company’s financial statements as of and for the fiscal year ended July 31, 2021, each included an explanatory paragraph indicating that there was substantial doubt about the Company’s ability to continue as a going concern.

During the Company’s two most recent fiscal years ended July 31, 2022 and July 31, 2021 and during the subsequent interim periods through April 30, 2023, there were (i) no disagreements with KRM on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures that, if not resolved to KRM’s satisfaction, would have caused KRM to make reference to the subject matter of the disagreement in connection with its reports, and (ii) there were no “reportable events” as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company provided KRM with a copy of the foregoing disclosures and requested it to furnish the Company with a letter addressed to the SEC stating whether KRM agrees with the statements made by the Company in the Report. A copy of the letter is attached hereto as Exhibit 16.1.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed as part of this report:

Exhibit No.	Description of Exhibit
16.1	Letter from K. R. Margetson dated January 31, 2024

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POINT OF CARE NANO-TECHNOLOGY, INC.

Date: February 1, 2024	/s/ Nicholas DeVito
Name: Nicholas DeVito
Title: Chief Executive Officer